Exhibit 99.3

Business Partner Email

Dear [Name],

As a valued partner of Myovant, I am reaching out today to share some exciting news about our company. A short time ago, Myovant announced that we have entered into an agreement to be acquired by our majority shareholder Sumitovant Biopharma, a subsidiary of Sumitomo Pharma. This represents a significant milestone in our mission to redefine care and improve the lives of the patients we serve (press release attached).

We believe this combination is the ideal next step in our well-established relationship with Sumitovant, representing an unprecedented opportunity to leverage our collective expertise and resources to continue to deliver innovative therapies that address the significant patient needs in women’s health and prostate cancer.

The transaction is anticipated to close in the first quarter of 2023 subject to customary closing conditions. Until the transaction closes it remains business as usual and we do not anticipate any immediate changes to our relationship. We will keep you updated as the process proceeds. We remain focused on continuing our collaborative efforts with you to bring [MYFEMBREE/RYEQO/ORGOVYX] to the patients who will benefit.

[Name of designated person from Myovant] will reach out to [Name of counterpart at alliance partner]. In the meantime, please let us know of any specific questions you may have as a result of this announcement and we would be happy to facilitate the appropriate connections.

From Myovant Alliance Manager

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction involving Myovant and Sumitovant. Myovant intends to file with the SEC relevant materials, including a proxy statement on Schedule 14A in connection with the proposed transaction with Sumitovant, and Myovant and certain other persons, including Sumitovant, intend to file a Schedule 13E-3 transaction statement with the SEC. The definitive proxy statement and Schedule 13E-3 transaction statement will be sent to Myovant’s shareholders and will contain important information about the proposed transaction and related matters. MYOVANT’S SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 TRANSACTION STATEMENT AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, Schedule 13E-3, any amendments or supplements thereto and other relevant materials (when they become available), and any other documents filed by Myovant with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, securityholders of Myovant will be able to obtain free copies of the proxy statement and Schedule 13E-3 through the Investor Relations page of Myovant’s website, www.myovant.com.

Participants in the Solicitation

Myovant and its directors, executive officers and other members of management and certain other persons may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Myovant’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in Myovant’s proxy statement for its 2022 annual meeting of shareholders, filed with the SEC on July 28, 2022. Additional information regarding these persons and their interests in the Merger will be included in the proxy statement on Schedule 14A and Schedule 13E-3 relating to the proposed transaction when they are filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect the Company’s current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Forward-looking statements in this communication include statements regarding the proposed transaction. Factors that could cause actual results of the Company to differ materially from those contemplated or implied by the statements in this communication include negative effects from the pendency of the proposed transaction; the risk that required Company shareholders approvals of the proposed transaction will not be obtained or that such approvals will be delayed or conditioned beyond current expectations; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the risk that the approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, may not be obtained or may be obtained subject to conditions that are not anticipated; the inability to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived; uncertainty as to the timing of completion of the proposed transaction; potential adverse effects or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; potential litigation relating to the proposed transaction that could be instituted against Myovant, Sumitovant or their respective directors or officers, including the effects of any outcomes related thereto; possible disruptions from the proposed transaction that could harm Myovant’s or Sumitovant’s business, including current plans and operations; failure to realize contemplated benefits from the proposed transaction; and incurrence of significant costs in connection with the proposed transaction. Investors should note that many factors, as more fully described under the caption “Risk Factors” and elsewhere in the Company’s Form 10-K, Form 10-Q and Form 8-K filings with the Securities and Exchange Commission and as otherwise enumerated herein, could affect the Company’s future financial results and could cause actual results to differ materially from those expressed in such forward-looking statements. The forward-looking statements in this communication are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause the Company’s actual results to differ materially from expected and historical results. These risks are not exhaustive. New risk factors emerge from time to time and it is not possible for the Company’s management to predict all risk factors, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. You should not place undue reliance on any forward-looking statements in this communication, which speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of such statements.